Exhibit 4.1

[FRONT OF CERTIFICATE]

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE.

NUMBER AUTHORIZED COMMON STOCK: 500,000,000 SHARES PAR VALUE: $.001	BLAZE ENERGY CORP.	SHARES

THIS CERTIFIES THAT __________________________________ Is The Record Holder Of

____________________________ Shares of BLAZE ENERGY CORP. Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate if not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:___________________

[SEAL]
SECRETARY		PRESIDENT

COUNTERSIGNED AND REGISTERED
COUNTERSIGNED TRANSFER AGENT AUTHORIZED SIGNATURE

[BACK OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations.

TEN COM	-- as tenants in common	UNIF GIFT MIN ACT	-- ________ Custodian __________ (Minor)
TEN ENT	-- as tenants by the entireties		under Uniform Gifts to Minors Act _________ (State)
JT TEN	-- as joint tenants with right of survivorship and
	not as tenants in common		Additional abbreviations may also be used though not in the list.

For value received, _________ hereby sell, assign and transfer unto
Please insert social security or other identifying number of assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

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